SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Parkwood Circle
Suite 500
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
       Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On August 4, 2009, Numerex Corp. (the “Company”) issued a press release announcing its financial results for the quarter ending June 30, 2009.  The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In the press release, the Company uses a non-GAAP financial measure, “non-GAAP net loss,” and includes a reconciliation of this measure to GAAP.   The Company believes that this presentation of non-GAAP earnings provides useful information relating to its financial condition and results of operations, which provides management and investors with a more complete understanding of the Company’s past performance and certain additional financial or business trends.  The Company believes that the line on the Company’s consolidated statement of operations entitled, “Net earnings (loss),” is the most directly comparable GAAP measure to non-GAAP net loss.   The Company also used the non-GAAP measure “Adjusted EBITDA,” which reflects the Company’s earnings after excluding certain unusual litigation expenses, as well as non-cash stock option compensation expenses.   The Company believes that this non-GAAP measure more accurately reflects the results of operations during the period, as the excluded expenses in any specific period may not directly correlate to the underlying performance of Numerex’s business operations.  Period-to-period comparisons of Adjusted EBITDA help Numerex’s management identify additional trends in Numerex’s financial results that may not be shown solely by period-to-period comparisons of consolidated income from continuing operations.   The Company believes that the “Operating earnings (loss)” line is the most comparable GAAP measure to the Adjusted EBITDA measure.

The information contained in this Current Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits.

99.1  Press Release,dated August 4, 2009

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     NUMEREX CORP.

Date:  August 4, 2009                                                                           /s/ Alan B. Catherall
                                                                                     Alan B. Catherall
                                                                                      Chief Financial Officer

Exhibit Index

99.1	Press Release, dated August 4, 2009